UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     August 24, 2005

ValueClick Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30699 Russell Ranch Road, Suite 250 Westlake Village California		91362
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		818-575-4500

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

ValueClick, Inc. and Fastclick, Inc. jointly announced today that, pursuant to their previously announced merger agreement, ValueClick has commenced an exchange offer for all of the outstanding shares of Fastclick common stock. Subject to the terms and conditions of the offer, Fastclick stockholders will receive 0.7928 of a share of ValueClick common stock (including the associated preferred share purchase rights) for each share of Fastclick common stock tendered. The exchange offer, if consummated, will be followed by a merger for the same consideration to Fastclick stockholders as offered in the exchange offer. The full text of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

99.1  Joint press release dated August 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

Date:	August 24, 2005	/s/ Scott H. Ray
Scott H. Ray, Chief Financial Officer